Related-party transactions	12 Months Ended
Dec. 31, 2024
Related-party transactions
Related-party transactions

15.Related-party transactions

Board of directors and executive management compensation

Key management includes the board of directors and executive management. For 2024, there were six members (2023 and 2022: eight) of the Board (excluding the CEO) and seven members (2023: seven and 2022: seven) of executive management (including the CEO). Compensation was as follows:

	For the Year Ended
	December 31,
In CHF thousands	2024	2023	2022
Short-term employee benefits	5,071	4,661	4,187
Post-employment benefits	476	446	295
Share-based compensation	3,571	3,251	2,503
Total compensation	9,118	8,358	6,985